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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): May 15, 2003

                                   P-COM, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      0-25356               59-1834763
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                   Identification No.)


3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA            95008
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (408) 866-3666




          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

         On May 15, 2003, P-Com, Inc. announced revised quarterly results for the fiscal quarter ended March 31, 2003.

         Additional information regarding the revised quarterly results is included in the attached press releases issued by P-Com on May 15, 2003. The revised quarterly results announced in the attached press release should be read in conjunction with P-Com's quarterly report on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2003.

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits.

         99.1     Press releases dated May 15, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 P-COM, INC.
                                 (Registrant)

Date:  May 15, 2003     By:                /s/ Daniel W. Rumsey
                                 --------------------------------------------

                                 Name:         Daniel W. Rumsey
                                 Title:        Interim Chief Financial Officer



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